SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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SunAmerica Income Funds

SunAmerica Senior Floating Rate Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUNAMERICA INCOME FUNDS

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311

(800) 858-8850

July 22, 2009

Dear Shareholder:

A special joint meeting (the “Special Meeting”) of the shareholders of the SunAmerica High Yield Bond Fund (the “High Yield Bond Fund”), a series of SunAmerica Income Funds, and of the SunAmerica Senior Floating Rate Fund, Inc. (the “Senior Floating Rate Fund,” and together with the High Yield Bond Fund, the “Funds” and each, a “Fund”) will be held at the offices of the Funds’ adviser, SunAmerica Asset Management Corp. (“SunAmerica”), located at Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey 07311, on Tuesday, September 15, 2009, at 9:00 a.m. Eastern Time, to vote on the proposals described in the enclosed joint proxy statement (the “Proxy Statement”).

You are receiving the enclosed Proxy Statement because you own shares in the High Yield Bond Fund and/or the Senior Floating Rate Fund. At a meeting held on May 27, 2009, the Board of Trustees of SunAmerica Income Funds and the Board of Directors of the Senior Floating Rate Fund (each, a “Board” and together, the “Boards”) approved the termination of the subadvisory agreements between SunAmerica and AIG Global Investments, Corp. and approved new subadvisory agreements between SunAmerica and Wellington Management Company, LLP (“Wellington”) (each, a “New Subadvisory Agreement” and together, the “New Subadvisory Agreements”) with respect to the Funds. The New Subadvisory Agreements are subject to approval by each Fund’s respective shareholders. The Boards also approved interim Subadvisory Agreements between SunAmerica and Wellington (each, an “Interim Subadvisory Agreement” and together, the “Interim Subadvisory Agreements”) with respect to the Funds. The Interim Subadvisory Agreements provide for Wellington to assume management responsibilities for the Funds on July 24, 2009. Each Interim Subadvisory Agreement will remain in effect until December 21, 2009, or until a Fund’s New Subadvisory Agreement is approved by Fund shareholders, whichever is earlier.

In addition, at the May 27, 2009 meeting, the Boards approved the operation of the Funds in a manner consistent with the exemptive order received from the Securities and Exchange Commission that would permit SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by a Fund’s Board but without obtaining shareholder approval (the “Manager of Managers Order”).

The purpose of the Proxy Statement is to ask you to vote, with respect only to the Fund or Funds in which you are a shareholder, in favor of the proposals to (i) approve the New Subadvisory Agreement(s) between SunAmerica and Wellington and (ii) to approve the operation of the Fund(s) in a manner consistent with the Manager of Managers Order.

The Board of Trustees of SunAmerica Income Funds recommends that the shareholders of the High Yield Bond Fund vote “FOR” that Fund’s proposals and the Board of Directors of the Senior Floating Rate Fund recommends that the shareholders of the Senior Floating Rate Fund vote “FOR” that Fund’s proposals. The Proxy Statement contains detailed information about the proposals, and SunAmerica recommends that you read it carefully before voting. SunAmerica has also attached a “Questions and Answers” section to assist you in evaluating the proposals.

We appreciate your cooperation and continued support.

Sincerely,

/s/ Peter A. Harbeck

Peter A. Harbeck

President and CEO

SunAmerica Asset Management Corp.

A proxy card for each Fund is enclosed along with the Proxy Statement. Please vote your shares today by signing and returning the enclosed proxy card for each of the Funds in which you are a shareholder in the postage prepaid envelope provided, or follow the instructions on each proxy card to vote by telephone or over the internet.

QUESTIONS AND ANSWERS

Q:	WHAT IS THE PURPOSE OF THIS PROXY SOLICITATION?

A:	The purpose of this proxy solicitation is to ask you to vote, with respect only to the Fund or Funds (as defined below) in which you are a shareholder, in favor of the proposals (i) to approve the New Subadvisory Agreement(s) (as defined below) between SunAmerica Asset Management Corp. (“SunAmerica”) and Wellington Management Company, LLP (“Wellington”) (“Proposal 1”) and (ii) to approve the operation of the Fund(s) in a manner consistent with the exemptive order received from the Securities and Exchange Commission (the “SEC”) that would permit SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by a Fund’s Board but without obtaining shareholder approval (the “Manager of Managers Order”) (“Proposal 2” and together with Proposal 1, the “Proposals”).

Q:	WHO IS ASKING FOR MY VOTE?

A:

The Board of Trustees of SunAmerica Income Funds (the “Board of Trustees”), on behalf of its series, the SunAmerica High Yield Bond Fund (the “High Yield Bond Fund”) and the Board of Directors (the “Board of Directors,” and together with the Board of Trustees, the “Boards” and each, a “Board”) of the SunAmerica Senior Floating Rate Fund, Inc. (the “Senior Floating Rate Fund,” together with the High Yield Bond Fund, the “Funds” and each, a “Fund”) have each requested the vote of their respective Fund’s shareholders at a special joint meeting of shareholders (the “Special Meeting”) to be held at the offices of SunAmerica, Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey 07311, on Tuesday, September 15, 2009, at 9:00 a.m. EST.

Q.	WHY AM I BEING ASKED TO VOTE FOR PROPOSAL 1?

A:	Federal securities laws generally require that shareholders approve agreements between a fund’s investment manager and its subadviser. At a meeting held on May 27, 2009, the Board of each Fund, including each Board’s directors or trustees, as applicable, who are not “interested persons” as defined under the Investment Company Act of 1940, as amended, approved the termination of the subadvisory agreements between SunAmerica and AIG Global Investments, Corp. and approved new subadvisory agreements between SunAmerica and Wellington (each, a “New Subadvisory Agreement” and together, the “New Subadvisory Agreements”) with respect to the Funds. The New Subadvisory Agreements are subject to approval by each Fund’s respective shareholders. The Boards also approved interim Subadvisory Agreements between SunAmerica and Wellington (each, an “Interim Subadvisory Agreement” and together, the “Interim Subadvisory Agreements”) with respect to the Funds. The Interim Subadvisory Agreements provide for Wellington to assume management responsibilities for the Funds on July 24, 2009. Each Interim Subadvisory Agreement will remain in effect until December 21, 2009, or until a Fund’s New Subadvisory Agreement is approved by that Fund’s shareholders, whichever is earlier.

Q.	WHAT WILL HAPPEN IF A FUND’S SHAREHOLDERS DO NOT APPROVE THE FUND’S NEW SUBADVISORY AGREEMENT?

A:	If a New Subadvisory Agreement is not approved by shareholders of a Fund, that Fund’s Board will take such action as it deems to be in the best interest of the Fund and its shareholders. The approval of one Fund’s New Subadvisory Agreement is not contingent on the approval of the other Fund’s New Subadvisory Agreement.

Q.	WHY AM I BEING ASKED TO VOTE FOR PROPOSAL 2?

A:

Federal securities laws generally require that shareholders approve agreements between a fund’s investment manager and its subadviser. The SEC granted SunAmerica the Manager of Managers Order. The Manager of Managers Order permits SunAmerica, on behalf of a Fund, to enter into or amend subadvisory agreements with unaffiliated subadvisers without the approval of the Fund’s shareholders, provided the Fund’s shareholders adopt a policy authorizing SunAmerica, with the approval of the Fund’s Board, to take such action.

Q:	HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSALS?

A:	With respect to each Fund, each Proposal must be approved by the affirmative vote of the lesser of (a) a majority of the Fund’s outstanding voting securities or (b) 67% or more of the Fund’s outstanding voting securities present at the Special Meeting, so long as more than 50% of the Fund’s outstanding voting securities are present. No Proposal is conditioned upon the approval of any other Proposal.

Q:	HOW DO THE BOARDS RECOMMEND THAT I VOTE?

A:	Each Board recommends that shareholders of its respective Fund vote “FOR” the Proposals.

Q:	HOW CAN I VOTE MY SHARES?

A:	Please choose one of the following options to vote your shares:

•	By mail, with the enclosed proxy card(s);

•	By touch-tone telephone, with a toll-free call to the telephone number that appears on your proxy card(s);

•	Through the Internet, by using the Internet address located on your proxy card(s) and following the instructions on the site; or

•	In person at the Special Meeting.

Q.	WHO DO I CALL IF I HAVE QUESTIONS?

A:	If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call our proxy solicitor, Computershare, Inc. at 1-888-916-1722.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS. PLEASE READ IT CAREFULLY.

SUNAMERICA INCOME FUNDS

SunAmerica High Yield Bond Fund

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

September 15, 2009

TO THE SHAREHOLDERS:

The special joint meeting (the “Special Meeting”) of the shareholders of the SunAmerica High Yield Bond Fund (the “High Yield Bond Fund”), a series of SunAmerica Income Funds, and of the SunAmerica Senior Floating Rate Fund, Inc. (the “Senior Floating Rate Fund,” and together with the High Yield Bond Fund, the “Funds” and each, a “Fund”) will be held at the offices of the Funds’ adviser, SunAmerica Asset Management Corp. (“SunAmerica”), located at Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey 07311, on Tuesday, September 15, 2009, at 9:00 a.m. Eastern Time, for the following purposes:

Matters to be voted upon by shareholders of each Fund:

Proposal 1.	To approve a new subadvisory agreement between SunAmerica and Wellington Management Company, LLP (“Wellington”).

Proposal 2.	To approve the operation of the Fund in a manner consistent with the exemptive order received from the Securities and Exchange Commission (the “SEC”) that would permit SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by a Fund’s Board of Directors or Board of Trustees, as applicable, but without obtaining shareholder approval (the “Manager of Managers Order”).

Proposal 3.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The Boards have fixed the close of business on June 29, 2009 as the record date for determination of shareholders of their respective Funds entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

It is very important that your vote(s) be received prior to the Special Meeting date. Voting instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote(s) is/are important regardless of the size of your holdings in either or both of the Funds. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card(s) and return it/them promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet; please see page 12 of the enclosed Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Proxy Statement entitled “Voting Information” for more information.

By Order of Each Fund’s Board,

/s/ Gregory N. Bressler

Gregory N. Bressler

Secretary

SunAmerica Income Funds

SunAmerica Senior Floating Rate Fund, Inc.

SUNAMERICA INCOME FUNDS

SunAmerica High Yield Bond Fund

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

Harborside Financial Center

3200 Plaza 5

Jersey City, New Jersey 07311

JOINT PROXY STATEMENT

Special Joint Meeting of Shareholders

September 15, 2009

Introduction

This joint proxy statement (the “Proxy Statement”) is being furnished to you in connection with the solicitation of proxies on behalf of the Board of Trustees of SunAmerica Income Funds (the “Board of Trustees”), a Massachusetts business trust, on behalf of its series, the SunAmerica High Yield Bond Fund (the “High Yield Bond Fund”), and on behalf of the Board of Directors (the “Board of Directors,” and together with the Board of Trustees, the “Boards” and each, a “Board”) of the SunAmerica Senior Floating Rate Fund, Inc. (the “Senior Floating Rate Fund,” and together with the High Yield Bond Fund, the “Funds” and each, a “Fund”), a Maryland corporation, each an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), to be voted at a special joint meeting of the shareholders of each Fund (the “Special Meeting”). The shares of beneficial interest of the High Yield Bond Fund and the shares of common stock of the Senior Floating Rate Fund are referred to as “shares” and the holders of the shares, as “shareholders.”

The Special Meeting is scheduled to be held at the offices of the Funds’ investment adviser, SunAmerica Asset Management Corp. (“SunAmerica”), located at Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey 07311, on Tuesday, September 15, 2009, at 9:00 a.m. EST. The approximate mailing date of this Proxy Statement is July 22, 2009.

Each Fund provides periodic reports to all of its respective shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of your Fund’s most recent annual and semi-annual report, without charge, by calling 1-800-858-8850 or by writing to SunAmerica Income Funds or SunAmerica Senior Floating Rate Fund, as applicable, each at Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey 07311.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON SEPTEMBER 15, 2009. This Proxy Statement is available on the internet at www.proxy-direct.com/sun20425.

PROPOSALS

The Special Meeting is being held for the shareholders of each Fund to consider and vote on the following proposals with respect to the Fund or Funds in which each shareholder is a shareholder (each a “Proposal” and together, the “Proposals”), as indicated below and described more fully herein:

Matters to be voted upon by Shareholders of each Fund:

Proposal 1.	To approve a new subadvisory agreement between SunAmerica and Wellington Management Company, LLP (“Wellington”).

Proposal 2.	To approve the operation of the Fund in a manner consistent with the exemptive order received from the Securities and Exchange Commission (the “SEC”) that would permit SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by a Fund’s Board but without obtaining shareholder approval (the “Manager of Managers Order”).

Proposal 3.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

PROPOSAL 1:	APPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN SUNAMERICA AND WELLINGTON

Background

The SunAmerica Income Funds, on behalf of the High Yield Bond Fund, initially entered into an Investment Advisory and Management Agreement with SunAmerica on January 1, 1999, the continuation of which was last approved by the Board of Trustees at an in-person meeting held on August 26-27, 2008, and the Senior Floating Rate Fund initially entered into an Investment Advisory and Management Agreement with SunAmerica on November 9, 2001 (together with the High Yield Bond Fund’s Investment Advisory and Management Agreement, the “Advisory Agreements” and each, an “Advisory Agreement”), the continuation of which was last approved by the Board of Directors at an in-person meeting held on August 26-27, 2008. Pursuant to each Fund’s Advisory Agreement, SunAmerica, as investment adviser and administrator to the Fund, selects the subadvisers for the separate portfolios of the Fund, may manage certain portions of the portfolios, and provides various administrative services and supervises the Fund’s daily business affairs, subject to general oversight and review by the Fund’s Board. Each Fund’s Advisory Agreement authorizes SunAmerica to retain the subadvisers for the portfolios of the Fund or portions thereof for which it does not manage the assets. SunAmerica selects the subadvisers it believes will provide the portfolios with the highest quality investment services, while obtaining, within each portfolio’s investment objective, a distinct investment style. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other considerations.

Each Fund’s subadvisers act pursuant to subadvisory agreements with SunAmerica that have been approved by the relevant Fund’s Board, including a majority of the Board’s directors or trustees, as applicable, who are not “interested persons” as defined under the 1940 Act (the “Independent Directors”). The subadvisers’ duties include furnishing continuing advice and recommendations to the relevant portions of their respective portfolio(s) regarding securities to be purchased and sold. The subadvisers discharge their responsibilities subject to the policies of the relevant Board and the oversight and supervision of SunAmerica. SunAmerica, and not the Funds, is responsible for payment of the subadvisory fees to the subadvisers.

The New Subadvisory Agreements

Pursuant to the subadvisory agreement between SunAmerica and AIG Global Investments, Corp. (“AIGGIC”) dated January 1, 2002, with respect to the High Yield Bond Fund, and the subadvisory agreement between SunAmerica and AIGGIC dated January 12, 2005, with respect to the Senior Floating Rate Fund (each, a “Prior Subadvisory Agreement” and together the “Prior Subadvisory Agreements”), AIGGIC served as subadviser to each of the Fund’s assets. At a meeting held on May 27, 2009, the Boards, including a majority of the Independent Directors, approved the termination of the subadvisory agreements between SunAmerica and AIGGIC effective July 23, 2009, and approved new subadvisory agreements between SunAmerica and Wellington Management Company, LLP (“Wellington”) (each, a “New Subadvisory Agreement” and together, the “New Subadvisory Agreements”), with respect to the Funds. The New Subadvisory Agreements are subject to approval by each Fund’s respective shareholders.

At the May 27, 2009 Board meeting, the Boards also approved interim Subadvisory Agreements between SunAmerica and Wellington (each, an “Interim Subadvisory Agreement” and together, the “Interim Subadvisory Agreements”), with respect to the Funds. The Interim Subadvisory Agreements were approved by the Boards pursuant to Rule 15a-4 under the 1940 Act, to ensure uninterrupted subadvisory services during the period between the effective date of the termination of the Prior Subadvisory Agreements and the date of the Special Meeting. Each Fund’s Interim Subadvisory Agreement provides for Wellington to assume management responsibilities for the Fund on July 24, 2009. Pursuant to the requirements of Rule 15a-4 of the 1940 Act, the subadvisory fee in each of the Interim Subadvisory Agreements is identical to the subadvisory fee in the respective Prior Subadvisory Agreement. Each Interim Subadvisory Agreement will remain in effect until December 21, 2009, or until a Fund’s New Subadvisory Agreement is approved by that Fund’s shareholders, whichever is earlier.

Each Board last approved the Prior Subadvisory Agreements at an in-person joint meeting of the Boards held on August 26-27, 2008, and the Prior Subadvisory Agreements were last presented for a vote by the Funds’ shareholders on November 7, 2001 (with respect to the High Yield Bond Fund) and March 31, 2005 (with respect to the Senior Floating Rate Fund) for the purpose of approving the Prior Subadvisory Agreements.

In its evaluation of AIGGIC and consideration to terminate the subadvisory agreements with AIGGIC, each Board, including its Independent Directors, considered the investment performance of AIGGIC with respect to the Funds. In connection with its review, each Board noted that the Funds had underperformed their benchmarks and peers in both the short- and long-term and that SunAmerica had recommended that the Boards terminate the Prior Subadvisory Agreements. The Boards noted that they had received and reviewed information regarding the investment performance of each Fund as compared to its peer group (“Peer Group”) and peer universe as independently determined by Lipper, Inc. (“Lipper”).

Assuming a Fund’s New Subadvisory Agreement is approved, the New Subadvisory Agreement will replace the Interim Subadvisory Agreement and provide for Wellington to continue to manage the Fund, expiring on August 31, 2011, unless specifically reapproved in the manner required by the 1940 Act and the rules thereunder. The form of the New Subadvisory Agreement relating to the High Yield Bond Fund is attached to this Proxy Statement as Exhibit A, and the form of the New Subadvisory Agreement relating to the Senior Floating Rate Fund is attached to this Proxy Statement as Exhibit B. The following discussion provides a comparison of certain terms of each Fund’s Prior Subadvisory Agreement to the terms of that Fund’s New Subadvisory Agreement.

The Board of Trustees unanimously recommends that the shareholders of the High Yield Bond Fund vote “FOR” the proposal to approve the New Subadvisory Agreement of the High Yield Bond Fund, and the Board of Directors unanimously recommends that the shareholders of the Senior Floating Rate Fund vote “FOR” the proposal to approve the New Subadvisory Agreement of the Senior Floating Rate Fund.

Comparison of Prior Subadvisory Agreements and New Subadvisory Agreements

Each of the New Subadvisory Agreements and the Prior Subadvisory Agreements are substantially similar, with the exception of the effective dates and terms of the New Subadvisory Agreements, the schedule of funds (in the case of High Yield Bond Fund), the amount of the subadvisory fees and as otherwise noted below. The

New Subadvisory Agreements will not result in an increase in subadvisory fees paid by shareholders of each Fund. SunAmerica, and not the Funds, is responsible for paying all subadvisory fees under the New Subadvisory Agreements. However, as noted below, the proposed subadvisory fee payable by SunAmerica for the High Yield Bond Fund is lower than the current subadvisory fee payable to AIGGIC under the High Yield Bond Fund’s Prior Subadvisory Agreement and the proposed subadvisory fee for the Senior Floating Rate Fund is higher than the current subadvisory fee payable to AIGGIC under the Senior Floating Rate Fund’s Prior Subadvisory Agreement.

Investment Advisory Services. The investment advisory services to be provided by Wellington to each of the Funds under their respective New Subadvisory Agreement are identical to the services provided by AIGGIC to each of the Funds under their respective Prior Subadvisory Agreement. Both the Prior Subadvisory Agreements and New Subadvisory Agreements provide that, subject to the supervision, direction and approval of SunAmerica and the applicable Board, the subadviser is responsible for managing the investment and reinvestment of each Fund’s assets in a manner consistent with each Fund’s respective investment objectives, policies and restrictions, and applicable federal and state law. The subadviser makes decisions with respect to all purchases and sales of securities and other transactions involving securities and other investment assets for the portion of each Fund’s assets that the subadviser manages. In order to implement its investment decisions, the subadviser would have full discretion and be authorized to place orders and issue instructions with respect to those transactions for the Funds. The subadviser would not, however, be responsible for voting proxies or participating in class actions and/or other legal proceedings on behalf of the Funds, but would provide such assistance as is reasonably requested by SunAmerica.

The terms of each Prior Subadvisory Agreement and New Subadvisory Agreement further specify that the subadviser will maintain all books and records with respect to each Fund’s securities transactions required to be maintained by it under the 1940 Act and the rules thereunder and deliver to SunAmerica and each Board such periodic and special reports as SunAmerica or each Board may reasonably request. Furthermore, each Prior Subadvisory Agreement and New Subadvisory Agreement provides that the subadviser will carry out its duties in a manner consistent with applicable federal and state laws and regulations and exercise its best judgment and act in good faith and use reasonable care in rendering the services it agrees to provide under each Subadvisory Agreement.

Fees. The fees to be paid by SunAmerica to Wellington under each Fund’s New Subadvisory Agreement will vary from the fees paid by SunAmerica to AIGGIC under that Fund’s Prior Subadvisory Agreement. As noted below, the proposed subadvisory fee payable by SunAmerica for the High Yield Bond Fund is lower than the current subadvisory fee payable to AIGGIC under the High Yield Bond Fund’s Prior Subadvisory Agreement and the proposed advisory fee for the Senior Floating Rate Fund is higher than the current subadvisory fee payable to AIGGIC under the Senior Floating Rate Fund’s Prior Subadvisory Agreement. The total amount of advisory fees paid by each Fund, however, will not change, since SunAmerica and not the Funds pay the subadvisory fees. The following chart compares the subadvisory fees paid to AIGGIC under the Prior Subadvisory Agreements and the proposed subadvisory fees that will be paid to Wellington under the New Subadvisory Agreements.

Fund	Fees Under the Prior Subadvisory Agreements	Fees Under the New Subadvisory Agreements
High Yield Bond Fund	0.45% on the first $200 million 0.35% on the next $300 million 0.30% thereafter	0.40% on the first $150 million 0.35% on the next $350 million 0.30% thereafter

Senior Floating Rate Fund	0.25% on the First $1 billion 0.20% thereafter	0.30% on the First $500 million 0.25% thereafter

Under both the Prior Subadvisory Agreements and the New Subadvisory Agreements, the subadviser has no right to obtain compensation directly from the Funds for services provided under the Subadvisory Agreements and looks solely to SunAmerica for payment of fees due. The following table shows the fees paid to AIGGIC by SunAmerica for services performed by AIGGIC under the Prior Subadvisory Agreements, for each Fund’s most recently completed fiscal year, the estimated subadvisory fees that would have been paid under the subadvisory fee rates in the New Subadvisory Agreements, and the percentage increase or decrease in subadvisory fees.

Fund	Actual Subadvisory Fees Paid	Subadvisory Fees That Would Have Been Paid If New Fee Structure Had Been In Place(3)	Percentage Increase (Decrease) In Subadvisory Fees
High Yield Bond Fund(1)	$757,210	$671,581	(11.3)%
Senior Floating Rate Fund(2)	$667,802	$801,357	20.0%

(1)	For the fiscal year ended March 31, 2009.
(2)	For the fiscal year ended December 31, 2008.
(3)	Based on average net assets of $170,451,652 for the High Yield Bond Fund and $267,118,957 for the Senior Floating Rate Fund.

Wellington does not act as the subadviser for any other registered investment company with substantially similar investment policies and/or strategies to that of either of the Funds.

Payment of Expenses. Under both the Prior Subadvisory Agreements and the New Subadvisory Agreements, the subadviser will bear all expenses (excluding expenses to be borne by a Fund as described in the New Subadvisory Agreements) in connection with the performance of its services under the New Subadvisory Agreements. The expenses to be borne by each Fund under its New Subadvisory Agreement are the same as in the Fund’s Prior Subadvisory Agreement.

Limitation on Liability. Each Prior Subadvisory Agreement and each New Subadvisory Agreement generally provide that the subadviser will not be liable to SunAmerica, the applicable Fund or its respective shareholders for any act or omission in the course of, or connected with, its services or for any losses that may be sustained in the purchase, holding or sale of any security, except a loss resulting from willful misfeasance, bad faith, or gross negligence, by Wellington in the performance of its duties under the New Subadvisory Agreement, or reckless disregard of its obligations or duties under the New Subadvisory Agreement.

Continuance. Each Prior Subadvisory Agreement was effective for an initial term of two years and, unless terminated, could have been continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act and the rules thereunder. Assuming a Fund’s New Subadvisory Agreement is approved by shareholders, the New Subadvisory Agreement will replace the Interim Subadvisory Agreement and provide for Wellington to continue to manage the Fund, expiring on August 31, 2011, unless specifically reapproved in the manner required by the 1940 Act and the rules thereunder. Each Fund’s Prior Subadvisory Agreements and New Subadvisory Agreement contain the same provisions regarding continuance of the Agreement, with the exception of the dates of effectiveness and termination.

Termination. Each Fund’s Prior Subadvisory Agreement and New Subadvisory Agreement provide that they may be terminated, without penalty, (i) by a majority of the applicable Fund’s Board or by vote of holders of a majority of the outstanding voting securities of the Fund at any time, (ii) by SunAmerica on not less than thirty (30) nor more than sixty (60) days’ written notice to the applicable Fund and the subadviser, or (iii) by the subadviser upon ninety (90) days’ written notice to the applicable Fund and SunAmerica. As with the Prior Subadvisory Agreements, each New Subadvisory Agreement will terminate automatically in the event of assignment or in the event of the assignment or termination of the Investment Advisory and Management Agreement between SunAmerica and the respective Fund.

Factors Considered by the Board of Directors

Each Board, including its Independent Directors, approved both the Interim Subadvisory Agreement and the New Subadvisory Agreement for its respective Fund, the latter being subject to shareholder approval, at an in-person joint meeting of the Boards held on May 27, 2009. As a result, effective July 24, 2009, Wellington assumed portfolio management responsibilities for both of the Funds under the terms of the Interim Subadvisory Agreements. In accordance with Section 15(c) of the 1940 Act, each Board requested, and SunAmerica and Wellington provided, materials relating to each Board’s consideration of whether to approve the New Subadvisory Agreement for its respective Fund. These materials included (a) a summary of the services provided by Wellington; (b) information independently compiled by Lipper on Fund fees and expenses relating to the High Yield Bond Fund and information provided by Wellington on fees and expenses relating to institutional accounts with similar investment styles as the Funds; (c) a discussion of indirect benefits to Wellington; (d) a report by SunAmerica of Wellington’s compliance policies and procedures; (e) a summary of brokerage and soft dollar practices; and (f) a discussion of the key personnel of Wellington. In determining whether to approve the New Subadvisory Agreement for their respective Fund, each Board, including the Independent Directors, considered the following information:

Nature, Extent and Quality of Services Provided by Wellington. Each Board, including the Independent Directors, considered the nature, extent and quality of services to be provided to the Funds by Wellington. The Boards observed that they had a long-standing relationship with Wellington in connection with Wellington’s role as subadviser to certain other funds in the SunAmerica Family of Funds. The Boards also noted that the services to be provided by Wellington would be substantially similar to the services that Wellington has provided to the other funds in the SunAmerica Family of Funds, which would include investment management services such as investment research, advice and supervision, and determining which securities will be purchased or sold by a Fund, subject to the oversight and review of SunAmerica. In addition, each Board reviewed Wellington’s history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. Each Board also reviewed the personnel that would be responsible for providing subadvisory services to the Funds. Each Board concluded, based on the materials provided and its prior experience with Wellington as a subadviser to certain other funds in the SunAmerica Family of Funds, that: (i) Wellington was able to retain high quality portfolio managers and other investment personnel; (ii) Wellington exhibited a high level of diligence and attention to detail in carrying out its responsibilities as a subadviser; and (iii) Wellington was responsive to requests of the Boards and of SunAmerica. The Boards considered that Wellington had developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of each Fund as set forth in its prospectus. The Boards also considered Wellington’s code of ethics and compliance and regulatory history. Each Board further concluded that the nature and extent of services to be provided by Wellington to the Funds under the New Subadvisory Agreements were reasonable and appropriate in relation to the proposed subadvisory fees and that the quality of services was reasonably expected to be high.

Investment Performance. Each Board, including the Independent Directors, received information prepared by Wellington regarding its investment performance. The information provided to the Boards included composite performance of certain institutional accounts managed by Wellington with investment policies and/or strategies similar to the Funds. The Boards noted that the accounts included within these composites were not open-end mutual funds, as Wellington did not manage any mutual funds with investment policies and/or strategies similar to the Funds. However, the Boards noted that Wellington acts as subadviser to other mutual funds in the SunAmerica Family of Funds and is very experienced in managing mutual funds generally. In considering Wellington’s anticipated performance with respect to the Funds, the Boards also considered that Wellington’s flexible investment approach would be well suited to each of the Funds. The Boards also acknowledged that past performance is no guarantee of future results.

The Board noted that SunAmerica recommended that each Board approve Wellington as a new subadviser to its respective Fund in the course of the Board’s evaluation of subadviser performance and investment strategy.

It was noted that SunAmerica’s evaluation involved extensive research, including both qualitative and quantitative analysis of Wellington and AIGGIC, the prior subadviser, their organizational structures, investment process and style, and performance records over varying periods of time.

Consideration of the Subadvisory Fees and the Cost of the Services and Profits to be Realized by Wellington and its Affiliates from the Relationship with the Funds. Each Board, including the Independent Directors, received and reviewed information regarding the fees to be paid by SunAmerica to Wellington pursuant to the New Subadvisory Agreements. Each Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by Wellington or its affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the subadvisory fees, the Board of the High Yield Bond Fund received a report independently prepared by Lipper addressing the expense information with respect to the proposed New Subadvisory Agreement between Wellington and SunAmerica with respect to the High Yield Bond Fund and its Peer Group of similar funds as determined by Lipper. The Board of the Senior Floating Rate Fund noted that Lipper was not able to provide a similar report with respect to the Senior Floating Rate Fund since there were no other peer funds within this same investment classification with disclosed subadvisory fees. In considering the reasonableness of the subadvisory fee to be paid by SunAmerica to Wellington on behalf of the High Yield Bond Fund, the Board reviewed expense comparisons by Lipper including contractual and actual subadvisor fees as a portion of actual net management fees. The Board of the High Yield Bond Fund compared the Fund’s contractual subadvisory fees to those of other funds within its Peer Group and Peer Universe as a guide to help assess the subadvisory fee to be paid to Wellington. The Board of the High Yield Bond Fund noted that the Peer Group information as a whole was useful in assessing whether the subadviser was providing services at a cost that was competitive with other similar funds. Each Board also considered information provided by Wellington on fees and expenses relating to institutional accounts with similar investment styles as the Funds. Each Board also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Funds, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. Each Board compared the subadvisory fees paid to AIGGIC under the Prior Subadvisory Agreements and the proposed subadvisory fees that will be paid to Wellington under the New Subadvisory Agreements. Each Board also considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained.

The Boards also reviewed financial statements and other reports from Wellington and considered whether Wellington had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services. Each Board concluded that Wellington had the financial resources necessary to perform its obligations under its Fund’s New Subadvisory Agreement and would provide its Fund with high quality services. Each Board also concluded that the subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Boards did not review specific information regarding whether there would be economies of scale with respect to Wellington’s management of either of the Funds because it regards that information as less relevant at the subadviser level. Rather, the Boards noted that they considered information regarding economies of scale in the context of the renewal of their respective Fund’s Advisory Agreement with SunAmerica.

Other Factors. In consideration of the New Subadvisory Agreements, the Boards also received information regarding Wellington’s brokerage and soft dollar practices. Each Board considered that SunAmerica and Wellington are responsible for decisions to buy and sell securities, selection of broker-dealers and negotiation of commission rates.

Conclusion. After a full and complete discussion, each Fund’s Board approved, subject to shareholder approval, the Fund’s New Subadvisory Agreement. Based upon their evaluation of all these factors in their totality, the Boards, including their Independent Directors, were each satisfied that the terms of the New Subadvisory Agreements were fair and reasonable and in the best interests of each Fund and their shareholders. In arriving at a decision to approve the New Subadvisory Agreement on behalf of the Funds, neither Board identified any single factor or group of factors as all-important or controlling, but considered all factors together. The Independent Directors were also assisted by the advice of independent counsel in making these determinations. Accordingly, the Boards, including the Independent Directors, unanimously approved, and recommends that shareholders of each of the High Yield Bond Fund and the Senior Floating Rate Fund approve, the New Subadvisory Agreements.

Information About Wellington

Wellington Management Company, LLP is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2009, Wellington had investment management authority with respect to approximately $396 billion* in assets.

The following chart lists the principal executive officers and the directors of Wellington and their principal occupations. The address for each is 75 State Street, Boston, MA 02109.

Name	Title
Karl E. Bandtel	Senior Vice President, Partner and Executive Committee Member
Edward P. Bousa	Senior Vice President, Partner and Executive Committee Member
Cynthia M. Clarke	Senior Vice President, Partner and Chief Legal Officer
Lucius T. Hill, III	Senior Vice President, Partner and Executive Committee Member
Jean M. Hynes	Senior Vice President, Partner and Executive Committee Member
Selwyn J. Notelovitz	Senior Vice President, Partner and Chief Compliance Officer
Saul J. Pannell	Senior Vice President, Partner and Executive Committee Member
Phillip H. Perelmuter	Senior Vice President, Managing Partner and Executive Committee Member
Edward J. Steinborn	Senior Vice President, Partner and Chief Financial Officer
Brendan J. Swords	Senior Vice President, Managing Partner and Executive Committee Member
Perry M. Traquina	President, Chief Executive Officer, Managing Partner and Executive Committee Member
James W. Valone	Senior Vice President, Partner and Executive Committee Member

Information About SunAmerica

SunAmerica serves as the investment adviser and administrator to each Fund. The principal business office and address of SunAmerica is Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. SunAmerica was organized as a Delaware corporation in 1982. It is an indirect, wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which, through its subsidiaries, is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

SunAmerica is an investment adviser registered with the SEC and serves as the investment adviser and administrator to the Funds pursuant to the Advisory Agreements. Each Board last approved their respective Advisory Agreement at an in-person joint meeting of the Boards held on August 26, 2008. Each Fund is an investment management company, registered under the 1940 Act.

*	The firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.

SunAmerica selects the subadvisers for the Funds, manages certain portfolios, provides various administrative services and supervises the Funds’ daily business affairs, subject, with respect to each Fund, to oversight by the members of the Fund’s Board (each member, a “Director” or “Trustee,” as applicable). Each Advisory Agreement authorizes SunAmerica to retain subadvisers for the relevant Fund for which it does not manage the assets. SunAmerica selects subadvisers it believes will provide the Funds with the highest quality investment services. SunAmerica monitors the activities of the subadvisers and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other considerations.

The subadvisers of each Fund act pursuant to subadvisory agreements with SunAmerica that have been approved by the Fund’s Board, including a majority of the Independent Directors. The subadvisers’ duties include furnishing continuing advice and recommendations to the Funds regarding securities to be purchased and sold. The subadvisers discharge their responsibilities subject to the policies of the Board and the oversight and supervision of SunAmerica, which pays the subadvisers’ fees. SunAmerica, not the Funds, is responsible for payment of the subadvisory fees to the subadvisers.

Under each Fund’s Advisory Agreement, SunAmerica receives a fee from the Fund, accrued daily and payable monthly, based on the average daily net assets of the relevant Fund at the rates and the amounts listed below.

Fund	Advisory Fee Rate	Advisory Fee Paid
High Yield Bond Fund(1)	0.75%	$1,275,441
Senior Floating Rate Fund(2)	0.85%	$2,270,511

(1)	For the fiscal year ended March 31, 2009.
(2)	For the fiscal year ended December 31, 2008.

After payments to the Funds’ subadvisers and pursuant to the Advisory Agreements, SunAmerica retained, with respect to each Fund, a management fee rate equal to the average daily net assets of each Fund at the rates listed below.

Fund	Advisory Fee Rate Retained	Advisory Fee Retained
High Yield Bond Fund(1)	0.30%	$518,231
Senior Floating Rate Fund(2)	0.60%	$1,602,709

(1)	For the fiscal year ended March 31, 2009.
(2)	For the fiscal year ended December 31, 2008.

PROPOSAL 2:	MANAGER OF MANAGERS PROPOSAL

Each Fund’s Board has approved, and recommends that shareholders of the Fund approve, the operation of the Fund in the manner authorized by the Manager of Managers Order, an SEC exemptive order received by SunAmerica, which permits SunAmerica, on behalf of a Fund, to enter into and amend contracts with unaffiliated subadvisers without the approval of the Fund’s shareholders, provided the Fund’s shareholders adopt a policy authorizing SunAmerica, with the approval of the Fund’s Board, to take such action. If this Proposal is approved by shareholders of a Fund, shareholders of the Fund will no longer have the ability to control the selection of the Fund’s unaffiliated subadvisers.

Additional Information about the Manager of Managers Proposal

SunAmerica serves as the investment manager to the High Yield Bond Fund and the Senior Floating Rate Fund. For some of the funds in the SunAmerica Family of Funds, SunAmerica makes the day-to-day investment decisions and for others, it does not. With respect to those funds for which SunAmerica does not make day-to-day investment decisions, SunAmerica establishes an investment program for the funds, and selects, compensates and evaluates the funds’ subadvisers. The subadvisers, in turn, make the day-to-day investment decisions for the funds. For each of the funds, SunAmerica, with the approval of each fund’s respective board of directors or board of trustees, as applicable, may hire, add or change a subadviser to handle the day-to-day investment decisions.

Shareholder Approval of Subadvisory Agreements. Federal securities laws generally require that shareholders approve agreements between a fund’s investment manager and its subadviser, as well as between a fund and its investment manager. Shareholder action also is required if the terms of existing agreements are changed materially or if there is a change in control of the subadviser or investment manager. In order to obtain shareholder approval, the fund must call and conduct shareholder meetings, prepare and distribute proxy materials and solicit votes from shareholders. The process is costly and time-consuming. The Boards believe that it is in each Fund’s shareholders’ best interests if the respective Fund’s Board represents their interests in approving or rejecting recommendations made by SunAmerica regarding subadvisers. This approach will avoid the cost and delay associated with holding shareholder meetings to obtain approval for the changes.

The Manager of Managers Order. On December 3, 1996, the SEC granted SunAmerica the Manager of Managers Order exempting SunAmerica from the federal securities law requirements to obtain shareholder approval regarding unaffiliated subadvisers. The Manager of Managers Order permits SunAmerica, on behalf of a Fund, to enter into a new subadvisory agreement or to amend an existing subadvisory agreement without the approval of the Fund’s shareholders, provided the Fund’s shareholders adopt a policy authorizing SunAmerica, with the approval of the Fund’s Board, to take such action. If a Fund has the ability to rely on the Manager of Managers Order, the Fund’s shareholders will no longer have the ability to control the selection of the Fund’s unaffiliated subadvisers.

Under the Manager of Managers Order, the Funds and SunAmerica are subject to several conditions imposed by the SEC to ensure that the interests of the Funds’ shareholders are adequately protected. In addition, within 90 days of the hiring of a new subadviser, a Fund will provide its shareholders with an information statement that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that the Fund would be required to send to its shareholders in a proxy statement.

Shareholder approval of the Proposal, with respect to a Fund, will not result in an increase or decrease in the total amount of investment advisory fees paid by the Fund to SunAmerica. SunAmerica, directly or through subadvisers, will continue to provide the same level of management and administrative services to the Funds as it always has provided.

Comparison of Present and Proposed Approval Process for Subadvisers

Under both the current process for approval of subadvisory agreements and under the proposed process, any change in a subadvisory agreement requires approval by the applicable Fund’s Board. It is not anticipated that the factors considered by the Board in connection with this process will change as a result of a Fund’s ability to rely on the Manager of Managers Order. The factors considered by a Board in connection with the approval of a subadvisory contract, and fees paid pursuant to such contract, generally include, but are not limited to:

•	The nature, extent and quality of services to be provided by the subadviser;

•	The investment performance of the Fund and the subadviser, including any similar fund or account performance that the Board deems relevant;

•

The cost of the services to be provided and profits to be realized by the subadviser and its affiliates from the relationship with the Fund, as applicable, to the extent the Board deems relevant in the context of a subadvisory contract;

•	As applicable, any benefit derived or to be derived by the subadviser from the relationship with the Fund, such as soft dollar arrangements; and

•	Any other factors that the Board considers relevant to the subadviser’s performance as an investment adviser, including the subadviser’s compliance policies, code of ethics, and other considerations.

Each Board believes that it is in the best interest of its respective Fund and its Fund’s respective shareholders to allow SunAmerica the flexibility to provide investment advisory services to its Fund through one or more subadvisers that have particular expertise in the type of investments on which the Fund focuses.

Without the ability to utilize the Manager of Managers Order, in order for SunAmerica to appoint a new subadviser or modify a subadvisory agreement materially for a Fund, the Fund’s Board must call and hold a shareholder meeting of the Fund, create and distribute proxy materials and solicit votes from the Fund’s shareholders. This process is time consuming and costly. Without the delay inherent in holding shareholder meetings, SunAmerica would be able to act more quickly to appoint a new subadviser if and when the Fund’s Board and SunAmerica believe that the appointment would benefit the Fund. Each Board believes that granting SunAmerica, subject to the review and approval of the applicable Board, maximum flexibility to select, to supervise and to evaluate subadvisers, without incurring the otherwise necessary delay or expense of obtaining further shareholder approval, is in the best interest of the shareholders because it will allow each Fund to operate more efficiently.

In addition, each Board believes that it is appropriate to vest the selection, supervision and evaluation of the subadvisers in SunAmerica (subject to review by the Board) in light of SunAmerica’s investment advisory expertise and its ability to select the most appropriate subadviser(s). SunAmerica believes that if in the future it becomes appropriate to change a subadviser to a Fund, it can use this experience and expertise in evaluating and choosing subadvisers that can add the most value to investments of the Fund’s shareholders.

Finally, each Board provides sufficient oversight of its Fund’s subadvisory arrangements to seeks to ensure that its Fund’s shareholders’ interests are protected whenever SunAmerica selects a subadviser or modifies a subadvisory agreement. Each Board will continue to evaluate and, if satisfied, to approve all new subadvisory agreements (as well as any material modification to existing subadvisory agreements) with respect to its Fund. Members of each applicable Fund’s Board will analyze, with respect to their Fund, such factors that they consider to be relevant to the determination, including those factors enumerated above. As with each Fund’s Advisory Agreement, the terms of each subadvisory agreement will include those required by applicable provisions of the 1940 Act, except for the specific provisions of the 1940 Act from which the Manager of Managers Order provides relief.

Each Board recommends that shareholders of its respective Fund approve their respective Manager of Managers Proposal. If shareholders of a Fund approve the Manager of Managers Proposal, the Fund’s ability to rely on the Manager of Managers Order will take effect immediately, subject to compliance with any additional conditions required by the Manager of Managers Order. If the Manager of Managers Proposal is not approved by a Fund, the Fund will continue to require shareholder approval of changes in its subadvisory relationships (other than the termination of an existing subadviser).

VOTING INFORMATION

Shareholders of record of a respective Fund at the close of business on June 29, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting. Each share is entitled to one vote. The number of Shares of each Fund that were issued and outstanding as of the Record Date is set forth in the following tables.

Fund and Class	Shares Outstanding
High Yield Bond Fund	45,726,948
Class A	25,046,744
Class B	6,391,917
Class C	14,288,287

Senior Floating Rate Fund	25,288,267
Class A	9,209,530
Class C	16,078,737

Voting. Shareholders may vote their shares by mail, with the enclosed proxy card(s); by touch-tone telephone, with a toll-free call to the telephone number that appears on their proxy card(s); through the Internet, by using the Internet address located on their proxy card(s) and following the instructions on the site; and in person at the Special Meeting.

Quorum. A quorum for the transaction of business at the Special Meeting is constituted, with respect to the High Yield Bond Fund, by the presence in person or by proxy of the holders of a majority of the Shares issued and outstanding and entitled to vote thereat, and, with respect to the Senior Floating Rate Fund, by the presence in person or by proxy of shareholders entitled to cast a majority of the votes entitled to be cast at the Special Meeting. For purposes of determining the presence of a quorum at the Special Meeting, abstentions and broker non-votes (that is, Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority) will be counted as Shares present for purposes of determining whether a quorum is present. However, abstentions and broker non-votes will be counted as a vote against each of the Proposals.

Required Vote. With respect to each Fund, each Proposal must be approved by the affirmative vote of the lesser of (a) a majority of the Fund’s outstanding voting securities or (b) 67% or more of the Fund’s outstanding voting securities present at the Special Meeting, so long as more than 50% of the Fund’s outstanding voting securities are present. No Proposal is conditioned upon the approval of any other Proposal.

Broker-dealer firms holding Shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Proposal before the Meeting. Broker-dealer firms will not be permitted to grant voting authority with respect to shares for which no instructions have been received in connection with the New Subadvisory Agreements in Proposal 1. Therefore, broker non-votes will have the effect of a vote “against” Proposal 1 for the Funds.

In the event that a quorum is not present at the Special Meeting for a Fund, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal for a Fund are not received, the persons named as proxy holders may propose one or more adjournments of the Special Meeting for the affected Fund to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those Shares represented at the Special Meeting, whether in person or by proxy. In such a case, the persons named as proxy holders will vote those proxies which they are entitled to vote in favor of the proposal “FOR” the adjournment as to that proposal, and will vote those proxies required to be voted against the proposal “AGAINST” the adjournment as to that proposal.

The individuals named as proxy holders on the enclosed proxy card will vote in accordance with your direction as indicated thereon, if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. With respect to each Fund, if you give no voting instructions, your Shares will be voted “FOR” the Proposals herein and, in the proxy holder’s discretion with respect to any other business that may properly arise at the Special Meeting.

Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Funds’ Secretary, Gregory N. Bressler (the “Secretary”), at SunAmerica Asset Management Corp., Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311. To be effective, such revocation must be received by the Secretary prior to the Special Meeting. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a Shareholder present at the Special Meeting may withdraw his or her proxy by voting in person.

There are no rights of appraisal or similar rights of dissenters for shareholders of either Fund.

Each Fund will furnish, without charge, a copy of its annual and semi-annual report for the fiscal years ended March 31, 2009, with respect to the High Yield Bond Fund, and December 31, 2008, with respect to the Senior Floating Rate Fund, to a Shareholder upon request. To request a copy, please write the Fund c/o SunAmerica at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, or call the Fund at 1-800-858-8850.

Important Notice Regarding Delivery of Shareholder Documents

To reduce expenses, we may mail only one copy of the Funds’ Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-858-8850 (or contact your financial institution). We will begin sending individual copies thirty days after receiving your request.

Ownership of Shares

As of the Record Date, to the knowledge of the High Yield Bond Fund, the following persons beneficially owned or were the owners of record of 5% or more of the outstanding shares of the following classes of securities:

Name and Address of Shareholder	Class	Percentage Owned of Record
Merrill Lynch, Pierce, Fenner & Smith, Inc. for the sole benefit of its customers 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	A	8.21%
Citigroup Global Market Inc. House Account 333 West 34th Street, 7th Floor New York, NY 10001-2402	B	11.05%
Merrill Lynch, Pierce, Fenner & Smith, Inc. for the sole benefit of its customers 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	B	7.28%
Merrill Lynch, Pierce, Fenner & Smith, Inc. for the sole benefit of its customers 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	C	15.18%
Citigroup Global Market Inc. House Account 333 West 34th Street, 7th Floor New York, NY 10001-2402	C	8.54%

As of the Record Date, to the knowledge of the Senior Floating Rate Fund, the following persons beneficially owned or were the owners of record of 5% or more of the outstanding shares of the following classes of securities:

Name and Address of Shareholder	Class	Percentage Owned of Record
Merrill Lynch, Pierce, Fenner & Smith, Inc. for the sole benefit of its customers 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	A	7.75%
Merrill Lynch, Pierce, Fenner & Smith, Inc. for the sole benefit of its customers 4800 Deer Lake Drive East, 2nd Floor Jacksonville, FL 32246-6484	C	20.65%

The Directors and officers of the Company and members of their families as a group beneficially owned less than 1% of the beneficial interest of each Fund as of the Record Date.

Servicing Agent

SunAmerica Fund Services, Inc. (“SAFS”) assists the Funds’ transfer agent in providing shareholder services. SAFS, a SunAmerica affiliate, is paid a monthly fee by each Fund for its services at the annual rate of 0.22% of average daily net assets of Class A, Class B and Class C shares of the High Yield Bond Fund and of Class A and Class C shares of the Senior Floating Rate Fund.

Brokerage Commissions

The table below sets forth, for each of the High Yield Bond Fund and Senior Floating Rate Fund’s fiscal years ended March 31, 2009 and December 31, 2008, respectively, the aggregate brokerage commissions paid, the commissions paid to affiliated broker-dealers and the amount paid to affiliated broker-dealers as a percentage of each Fund’s aggregate brokerage commissions.

Fund	Aggregate Brokerage Commissions	Amount Paid to Affiliated Broker-Dealers	Percentage of Commissions Paid to Affiliated Broker-Dealers
High Yield Bond Fund(1)	$11,445	$0	0%
Senior Floating Rate Fund(2)	$0	$0	0%

(1)	For the fiscal year ended March 31, 2009.
(2)	For the fiscal year ended December 31, 2008.

SunAmerica Capital Services, Inc. (the “Distributor”) serves as underwriter and distributor of the shares of each Fund. Both SunAmerica and the Distributor are located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of the Funds and the Boards primarily by the mailing of the Notice and this Proxy Statement with its enclosures on or about July 22, 2009. The Funds’ shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Funds and their affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Funds have retained Computershare, Inc. (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. The Funds’ shareholders may receive a telephone call from Computershare asking them to vote. The proxy solicitation expenses in connection with the Proposals are estimated to be approximately $48,000 for the High Yield Bond Fund and $47,000 for the Senior Floating Rate Fund, which includes legal fees, printing, packaging and postage. Wellington has agreed to pay 50% of the costs incurred in connection with the solicitation of proxies for the Special Meeting, up to a maximum reimbursement amount of $100,000. The Funds will bear the balance of the proxy solicitation expenses (subject to applicable fee waiver and/or expense reimbursement arrangements).

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Funds. Representatives of SunAmerica and its affiliates and other representatives of the Funds may also solicit proxies. Questions about the proposal should be directed to SunAmerica by telephone at (800) 858-8850 or by mail at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

Shareholder Proposals

Neither Fund is required to hold an annual shareholder meeting, and therefore, it cannot be determined when the next meeting of either Fund’s shareholders will occur. If a shareholder wishes to submit a proposal for consideration at a Fund’s future shareholder meeting, the Fund must receive the proposal a reasonable time before the solicitation is to be made. Whether a proposal submitted would be included in the proxy statement will be determined in accordance with applicable state and federal law.

By Order of each Fund’s Board,

/s/ John Genoy

John Genoy

President

SunAmerica Income Funds

SunAmerica Senior Floating Rate Fund, Inc.

Dated: July 22, 2009

Exhibit A

FORM OF SUBADVISORY AGREEMENT FOR THE HIGH YIELD BOND FUND

This SUBADVISORY AGREEMENT is dated as of                     , 2009, by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and WELLINGTON MANAGEMENT COMPANY, LLP a Massachusetts limited liability partnership (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Income Funds, a Massachusetts business trust (the “Trust”), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999 (the “Advisory Agreement”) pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Trust; and

WHEREAS, the Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and may issue shares of common stock in separately designated series representing separate funds with their own investment objectives, policies and purposes; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment series of the Trust listed on Schedule A attached hereto (each a “Fund” and collectively, the “Funds”), and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser. (a) The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Trust. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of a Fund, or portion assigned to it by the Adviser. The Subadviser will determine in its discretion, and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Trust is required to maintain, and will render regular reports to the Adviser and to officers and Trustees of the Trust concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Trustees of the Trust and in compliance with such policies as the Trustees of the Trust may from time to time establish and communicate to Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Funds set forth in each Fund’s current prospectus and statement of additional information as provided to Subadviser, and (b) applicable laws and regulations.

The Subadviser shall have no power, authority, responsibility, or obligation hereunder to take any action on behalf of a Fund with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in a Fund, including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”), or to investigate, initiate, supervise, or monitor the Litigation involving Fund assets, and the Adviser acknowledges and agrees that no such power, authority, responsibility or obligation is delegated hereunder. Nevertheless, the Subadviser agrees that it shall provide the Adviser with any and all documentation or information relating to the Litigation as may reasonably be requested by the Adviser.

The Subadviser represents and warrants to the Adviser that it will manage the assets of each Fund, or portion of each Fund’s assets, allocated to it, as set forth in Schedule A, in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing and subject to Section 11(c) hereof, the Subadviser represents and warrants: (1) that the Subadviser’s management of all or a portion of the assets of a Fund will be designed to achieve qualification by the Fund to be treated as a “regulated investment company” under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”); and (2) compliance with (a) the provisions of the Act and rules adopted thereunder that relate to the investment of Fund assets, including depositing those assets in custody with institutions designated by the Trust, and (b) federal and state securities and commodities laws applicable to Subadviser’s Fund management responsibilities; provided that for purposes of Section 17(a), (d) and (e) of the Act, the Subadviser shall effect compliance only in relation to its own affiliates and to affiliated persons identified to it by the Adviser. The Subadviser further represents and warrants that to the extent any statements or omissions made in any Registration Statement for shares of the Trust, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser of a Fund or other series of the Trust to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investment companies that are under common control with the Trust, concerning transactions of a Fund in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

(b) The Subadviser agrees: (i) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business; and (ii) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

2. Fund Transactions. (a) The Subadviser is responsible for: (i) decisions, and is hereby authorized, to buy or sell securities and other investments for a Fund or a portion of the Fund’s assets allotted to it, (ii) selection of broker-dealers and futures commission merchants’ and (iii) negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing Fund transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to such Fund and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Trust and its respective affiliates, as broker-dealers or futures commission merchants to effect Fund transactions in securities and other investments for a Fund. The Subadviser will promptly communicate to the Adviser and to the officers and the Trustees of the Trust such information relating to Fund transactions as they may reasonably request, including but not limited to, reports prepared by independent third parties relating to the execution costs of such transactions. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Fund with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Fund and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

(b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, the Adviser may request the Subadviser to effect a specific percentage of the transactions in securities and other investments it effects on behalf of a Fund with certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge and agree that all brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser consistent with its obligations regarding best execution. Adviser acknowledges that Subadviser may be unable to fulfill the Adviser’s request for direction for a number of reasons, including, but not limited to: 1) such direction would be inconsistent with Subadviser’s internal policies or procedures related to best execution; 2) such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser’s arrangements with the particular broker-dealer or futures commission merchant, etc; 3) if the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly; 4) the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single “bunched” transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; or 5) Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers.

3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Trust and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to each Fund, or portion thereof, that the Subadviser manages. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days’ net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4. Other Services. At the request of the Trust or the Adviser, the Subadviser, in its discretion, may make available to the Trust office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Trust or the Adviser at the Subadviser’s cost.

5. Reports. The Trust, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Trust as each may reasonably request.

6. Status of the Subadviser. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

7. Advertising. Subadviser shall not provide or in any way distribute any sales or advertising materials, whether or not related to the Trust, to any employee or representative of SunAmerica Capital Services, Inc. (“SACS”) or its affiliates, including wholesaling personnel, unless such material has been received and approved, in writing, by the Adviser. Notwithstanding the foregoing, Subadviser may include the Adviser’s and Trust’s names in its “client list” used in promotional materials with prior consent of the Adviser and/or Trust.

8. Proxy Voting. Each Fund has appointed Institutional Shareholder Services as the proxy-voting agent and will vote all such proxies in accordance with the proxy voting policies and procedures adopted by the Board of Trustees. With respect to certain vote items, a Fund may request guidance or a recommendation from the adviser, administrator or subadviser of the Fund. The Subadviser shall not have responsibilities in connection with proxy voting for a Fund unless it is affirmatively requested to make a proxy voting recommendation.

9. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of each Fund, or portion managed by Subadviser, that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 of that Act. Copies of any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Trust will be provided promptly to the Trust or the Adviser on request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust’s auditors, the Trust or any representative of the Trust, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Trust.

10. Reference to the Subadviser. Neither the Trust nor the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

11. Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, Trustees, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser), the Subadviser shall not be subject to liability to the Adviser, its officers, Trustees, agents, employees, controlling persons or shareholders or to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the Subadviser’s receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, Trustees, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the “Indemnified Parties”) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the Subadviser’s providing services under this Agreement or the sale of securities of the Trust.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its Trustees and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such Trustees, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which are caused by Subadviser’s disabling conduct; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

(c) The Subadviser shall not be liable to the Adviser its officers, Trustees, agents, employees, controlling persons or shareholders or to the Trust or its shareholders for (i) any acts of the Adviser or any other subadviser to the Funds with respect to the portion of the assets of a Fund not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Fund, which records are not also maintained by the Subadviser or, to the extent such records relate to the portion of the assets managed by the Subadviser, otherwise available to the Subadviser upon reasonable request. The Adviser and Subadviser each agree that, to the extent the Subadviser is responsible for managing only a portion of a Fund, the Subadviser shall manage the portion of the assets of a Fund allocated to it as if it was a separate operating Fund and shall comply with subsections (a) and (b) of Section 1 of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Fund and qualifications of a Fund as a regulated investment company under the Code) only with respect to the portion of assets of a Fund allocated to Subadviser. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Trust and any other subadviser with respect to the portion of a Fund’s assets not allocated to the Subadviser and with respect to any other fund of the Trust.

12. Confidentiality. (a) The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or necessary to effectuate business of the Trust or its Funds and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Trustees has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Trust to others or becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory or judicial authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Funds and may include such total return in the calculation of composite performance information.

(b) Subadviser and SunAmerica acknowledge and agree that during the term of this Agreement the parties may have access to information that is proprietary or confidential to both parties or their respective affiliates (“Confidential Information”). The parties agree that their respective officers, employees and agents shall treat all such Confidential Information as confidential and proprietary and will not disclose Confidential Information for any purpose other than in connection with carrying out of their responsibilities under this Agreement or as necessary to effectuate the business of the Trust or its Funds. The parties will keep confidential any Confidential Information obtained directly as a result of this service relationship, and shall disclose such Confidential Information only if: (i) the other party has authorized such disclosure by prior written consent, (ii) such information is or hereafter otherwise is known by the disclosing party or has been disclosed, directly or indirectly, by the other party or becomes ascertainable from public or published information or trade sources, (iii) if such disclosure is expressly required or requested by applicable federal or state regulatory or judicial authorities, or (iv) to the extent such disclosure is reasonably required by auditors or attorneys of the parties in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement.

13. Representations. By execution of the Agreement, Subadviser represents that: (i) it is duly registered as an Investment Adviser with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and that it provided to the Adviser Part II of its registration statement on Form ADV (the “ADV”) at least 48 hours prior to signing the Agreement, or the Adviser has the right to cancel the Agreement within 5 business days of receiving the ADV; (ii) the Client acknowledges receipt of Wellington Management’s Part II; and (iii) Subadviser will notify the Adviser of any additions to or withdrawals of partners of Subadviser within a reasonable time after such additions or withdrawals but no less frequently than annually.

14. Permissible Interests. Trustees and agents of the Trust are or may be interested in the Subadviser (or any successor thereof) as Trustees, partners, officers, or shareholders, or otherwise; Trustees, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Trust as Trustees, or otherwise; and the Subadviser (or any successor) is or may be interested in the Trust in some manner.

15. Term of the Agreement. This Agreement shall continue in full force and effect with respect to the Funds until August 31, 2011, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund voting separately from any other series of the Trust.

With respect to each Fund, this Agreement may be terminated at any time, without payment of a penalty by the Fund or the Trust, by vote of a majority of the Trustees, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, voting separately from any other series of the Trust, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. With respect to each Fund, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser and the Trust. The termination of this Agreement with respect to any Fund or the addition of any Fund to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Fund subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act). This Agreement will also terminate in the event that the Advisory Agreement by and between the Trust and the Adviser is terminated.

16. Severability. This Agreement constitutes the entire Agreement between the parties hereto. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

17. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Trust must be obtained in conformity with the requirements of the Act.

18. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

19. Separate Series. Pursuant to the provisions of the Declaration of Trust and the General Laws of the State of Delaware, each Fund is a separate series of the Trust, and all debts, liabilities, obligations and expenses of a particular Fund shall be enforceable only against the assets of that Fund and not against the assets of any other Fund or of the Trust as a whole.

20. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
Attention: Legal Department

Adviser:	SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311-4992
Attention: Legal Department

21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original and all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.

By:
	Name:	Peter A. Harbeck
	Title:	President and CEO

WELLINGTON MANAGEMENT COMPANY, LLP

By:
Name:
Title:

SCHEDULE A

Fund	Fee Rate (as a percentage of daily net assets the Subadviser manages for the Fund)
SunAmerica High Yield Bond Fund	0.40% on first $150 million 0.35% on next $350 million 0.30% thereafter

Exhibit B

FORM OF SUBADVISORY AGREEMENT FOR THE SENIOR FLOATING RATE FUND

This SUBADVISORY AGREEMENT is dated as of                     , 2009, by and between SUNAMERICA ASSET MANAGEMENT CORP., a Delaware corporation (the “Adviser”), and WELLINGTON MANAGEMENT COMPANY, LLP a Massachusetts limited liability partnership (the “Subadviser”).

WITNESSETH:

WHEREAS, the Adviser and SunAmerica Senior Floating Rate Fund, Inc., a Maryland corporation (the “Fund”), have entered into an Investment Advisory and Management Agreement dated as of November 9, 2001 (the “Advisory Agreement”) pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Fund; and

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company; and

WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the Fund and the Subadviser is willing to furnish such services;

NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

1. Duties of the Subadviser. (a) The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Fund. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of the assets of the Fund or portion assigned to it by the Adviser. The Subadviser will determine in its discretion, and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Fund is required to maintain, and will render regular reports to the Adviser and to officers and Directors of the Fund concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Directors of the Fund and in compliance with such policies as the Directors of the Fund may from time to time establish and communicate to Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Fund set forth in the Fund’s current prospectus and statement of additional information as provided to Subadviser, and (b) applicable laws and regulations.

The Subadviser shall have no power, authority, responsibility, or obligation hereunder to take any action on behalf of the Fund with regard to any claim or potential claim in any bankruptcy proceedings, class action securities litigation, or other litigation or proceeding affecting securities held at any time in the Fund, including, without limitation, to file proofs of claim or other documents related to such proceedings (the “Litigation”), or to investigate, initiate, supervise, or monitor the Litigation involving Fund assets, and the Adviser acknowledges and agrees that no such power, authority, responsibility or obligation is delegated hereunder. Nevertheless, the Subadviser agrees that it shall provide the Adviser with any and all documentation or information relating to the Litigation as may reasonably be requested by the Adviser.

The Subadviser represents and warrants to the Adviser that it will manage the assets of the Fund, or portion of the Fund’s assets allocated to it, in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing and subject to Section 11(c) hereof, the Subadviser represents and warrants: (1) that the Subadviser’s management of all or a portion of the assets of the Fund will be designed to achieve qualification by the Fund to be treated as a “regulated investment company” under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”); and (2) compliance with (a) the provisions of the Act and rules adopted thereunder that relate to the investment of Fund assets, including depositing those assets in custody with institutions designated by the Fund, and (b) federal and state securities and commodities laws applicable to Subadviser’s Fund management responsibilities; provided that for purposes of Section 17(a), (d) and (e) of the Act, the Subadviser shall effect compliance only in relation to its own affiliates and to affiliated persons identified to it by the Adviser. The Subadviser further represents and warrants that to the extent any statements or omissions made in any Registration Statement for shares of the Fund, or any amendment or supplement thereto, are made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the “1933 Act”) and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

The Subadviser also represents and warrants that in furnishing services hereunder, the Subadviser will not consult with any other subadviser to the Fund to the extent any other subadvisers are engaged by the Adviser, or any other subadvisers to other investment companies that are under common control with the Fund, concerning transactions of the Fund in securities or other assets, other than for purposes of complying with the conditions of paragraphs (a) and (b) of rule 12d3-1 under the Act.

The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

(b) The Subadviser agrees: (i) to maintain a level of errors and omissions or professional liability insurance coverage that, at all times during the course of this Agreement, is appropriate given the nature of its business; and (ii) from time to time and upon reasonable request, to supply evidence of such coverage to the Adviser.

2. Fund Transactions. (a) The Subadviser is responsible for: (i) decisions, and is hereby authorized, to buy or sell securities and other investments for the Fund or a portion of the Fund’s assets allotted to it, (ii) selection of broker-dealers and futures commission merchants’ and (iii) negotiation of brokerage commission and futures commission merchants’ rates. As a general matter, in executing Fund transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the Subadviser’s best judgment, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm’s risk in positioning a block of securities. Subject to such policies as the Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser’s having caused the Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser’s overall responsibilities with respect to the Fund and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and

Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Fund and its respective affiliates, as broker-dealers or futures commission merchants to effect Fund transactions in securities and other investments for the Fund. The Subadviser will promptly communicate to the Adviser and to the officers and the Directors of the Fund such information relating to Fund transactions as they may reasonably request, including but not limited to, reports prepared by independent third parties relating to the execution costs of such transactions. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Fund with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates’ fiduciary obligations to the Fund and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

(b) Notwithstanding Section 2(a) above, for such purposes as obtaining investment research products and services, covering fees and expenses, the Adviser may request the Subadviser to effect a specific percentage of the transactions in securities and other investments it effects on behalf of the Fund with certain broker-dealers and futures commission merchants. In designating the use of a particular broker-dealer or futures commission merchant, the Adviser and Subadviser acknowledge and agree that all brokerage transactions are subject to best execution. As such, Subadviser will use its best efforts to direct non-risk commission transactions to a particular broker-dealer or futures commission merchant designated by the Adviser consistent with its obligations regarding best execution. Adviser acknowledges that Subadviser may be unable to fulfill the Adviser’s request for direction for a number of reasons, including, but not limited to: 1) such direction would be inconsistent with Subadviser’s internal policies and procedures related to best execution; 2) such direction may result in the Subadviser paying a higher commission, depending upon the Subadviser’s arrangements with the particular broker-dealer or futures commission merchant, etc; 3) if the Subadviser directs payments of an excessive amount of commissions, the executions may not be accomplished as rapidly; 4) the Subadviser may forfeit the possible advantage derived from the aggregation of multiple orders as a single “bunched” transaction where Subadviser would, in some instances, be in a better position to negotiate commissions; or 5) Subadviser does not make commitments to allocate fixed or definite amounts of commissions to brokers.

3. Compensation of the Subadviser. The Subadviser shall not be entitled to receive any payment from the Fund and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rate set forth in Schedule A hereto with respect to the Fund, or portion thereof, that the Subadviser manages. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days’ net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

4. Other Services. At the request of the Fund or the Adviser, the Subadviser, in its discretion, may make available to the Fund office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Fund or the Adviser at the Subadviser’s cost.

5. Reports. The Fund, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Fund as each may reasonably request.

6. Status of the Subadviser. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

7. Advertising. Subadviser shall not provide or in any way distribute any sales or advertising materials, whether or not related to the Fund, to any employee or representative of SunAmerica Capital Services, Inc. (“SACS”) or its affiliates, including wholesaling personnel, unless such material has been received and approved, in writing, by the Adviser. Notwithstanding the foregoing, Subadviser may include the Adviser’s and Fund’s names in its “client list” used in promotional materials with prior consent of the Adviser and/or Fund.

8. Proxy Voting. The Fund has appointed Institutional Shareholder Services as the proxy-voting agent and will vote all such proxies in accordance with the proxy voting policies and procedures adopted by the Board of Directors. With respect to certain vote items, the Fund may request guidance or a recommendation from the adviser, administrator or subadviser of the Fund. The Subadviser shall not have responsibilities in connection with proxy voting for the Fund unless it is affirmatively requested to make a proxy voting recommendation.

9. Certain Records. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Fund or portion managed by the Subadviser, that are required to be maintained by the Fund pursuant to the requirements of Rule 31a-1 of that Act. Copies of any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Fund will be provided promptly to the Fund or the Adviser on request.

The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Fund’s auditors, the Fund or any representative of the Fund, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Fund.

10. Reference to the Subadviser. Neither the Fund nor the Adviser or any affiliate or agent thereof shall make reference to or use the name or logo of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

11. Liability of the Subadviser. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Subadviser (and its officers, Directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser), the Subadviser shall not be subject to liability to the Adviser, its officers, Directors, agents, employees, controlling persons or shareholders or to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the Subadviser’s receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, Directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the “Indemnified Parties”) from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the Subadviser’s providing services under this Agreement or the sale of securities of the Fund.

(b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its Directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its affiliates or such Directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which are caused by Subadviser’s disabling conduct; provided, however, that in no case is the Subadviser’s indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

(c) The Subadviser shall not be liable to the Adviser its officers, Directors, agents, employees, controlling persons or shareholders or to the Fund or its shareholders for (i) any acts of the Adviser or any other subadviser to the Fund with respect to the portion of the assets of the Fund not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to the Fund, which records are not also maintained by the Subadviser or, to the extent such records relate to the portion of the assets managed by the Subadviser, otherwise available to the Subadviser upon reasonable request. The Adviser and Subadviser each agree that, to the extent the Subadviser is responsible for managing only a portion of the Fund, the Subadviser shall manage the portion of the assets of the Fund allocated to it as if it was a separate operating Fund and shall comply with subsections (a) and (b) of Section 1 of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to the Fund and qualifications of the Fund as a regulated investment company under the Code) only with respect to the portion of assets of the Fund allocated to Subadviser. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Fund and any other subadviser with respect to the portion of the Fund’s assets not allocated to the Subadviser.

12. Confidentiality. (a) The Subadviser will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement or necessary to effectuate business of the Fund, and will keep confidential any non-public information obtained directly as a result of this service relationship, and the Subadviser shall disclose such non-public information only if the Adviser or the Board of Directors has authorized such disclosure by prior written consent, or if such information is or hereafter otherwise is known by the Subadviser or has been disclosed, directly or indirectly, by the Adviser or the Fund to others or becomes ascertainable from public or published information or trade sources, or if such disclosure is expressly required or requested by applicable federal or state regulatory or judicial authorities, or to the extent such disclosure is reasonably required by auditors or attorneys of the Subadviser in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement. Notwithstanding the foregoing, the Subadviser may disclose the total return earned by the Fund and may include such total return in the calculation of composite performance information.

(b) Subadviser and SunAmerica acknowledge and agree that during the term of this Agreement the parties may have access to information that is proprietary or confidential to both parties or their respective affiliates (“Confidential Information”). The parties agree that their respective officers, employees and agents shall treat all such Confidential Information as confidential and proprietary and will not disclose Confidential Information for any purpose other than in connection with carrying out of their responsibilities under this Agreement or as necessary to effectuate the business of the Trust or its Funds. The parties will keep confidential any Confidential Information obtained directly as a result of this service relationship, and shall disclose such Confidential Information only if: (i) the other party has authorized such disclosure by prior written consent, (ii) such information is or hereafter otherwise is known by the disclosing party or has been disclosed, directly or indirectly, by the other party or becomes ascertainable from public or published information or trade sources, (iii) if such disclosure is expressly required or requested by applicable federal or state regulatory or judicial authorities, or (iv) to the extent such disclosure is reasonably required by auditors or attorneys of the parties in connection with the performance of their professional services or as may otherwise be contemplated by this Agreement.

13. Representations. By execution of the Agreement, Subadviser represents that: (i) it is duly registered as an Investment Adviser with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and that it provided to the Adviser Part II of its registration statement on Form ADV (the “ADV”) at least 48 hours prior to signing the Agreement, or the Adviser has the right to cancel the Agreement within 5 business days of receiving the ADV; (ii) the Adviser and Fund acknowledge receipt of Wellington Management’s Part II; and (iii) Subadviser will notify the Adviser of any additions to or withdrawals of partners of Subadviser within a reasonable time after such additions or withdrawals but no less frequently than annually.

14. Permissible Interests. Directors and agents of the Fund are or may be interested in the Subadviser (or any successor thereof) as Directors, partners, officers, or shareholders, or otherwise; Directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Fund as Directors, or otherwise; and the Subadviser (or any successor) is or may be interested in the Fund in some manner.

15. Term of the Agreement. This Agreement shall continue in full force and effect until August 31, 2011, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Fund or by vote of a majority of the outstanding voting securities of the Fund.

This Agreement may be terminated at any time, without payment of a penalty by the Fund, by vote of a majority of the Directors, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Fund, or by the Adviser, on not less than 30 nor more than 60 days’ written notice to the Subadviser. This Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days’ written notice to the Adviser and the Fund. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act). This Agreement will also terminate in the event that the Advisory Agreement by and between the Fund and the Adviser is terminated.

16. Severability. This Agreement constitutes the entire Agreement between the parties hereto. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

17. Amendments. This Agreement may be amended by mutual consent in writing, but the consent of the Fund must be obtained in conformity with the requirements of the Act.

18. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

19. Notices. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

Subadviser:	Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
Attention: Legal Department

Adviser:	SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311-4992
Attention: Legal Department

IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.

SUNAMERICA ASSET MANAGEMENT CORP.

By:
	Name:	Peter A. Harbeck
	Title:	President and CEO

WELLINGTON MANAGEMENT COMPANY, LLP

By:
Name:
Title:

SCHEDULE A

Fund	Fee Rate (as a percentage of daily net assets the Subadviser manages for the Fund)
SunAmerica Senior Floating Rate Fund	0.30% on first $500 million 0.25% thereafter

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	SUNAMERICA INCOME FUNDS	PROXY
SunAmerica High Yield Bond Fund

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of High Yield Bond Fund (the “Fund”), a series of SunAmerica Income Funds, a Massachusetts business trust, hereby appoints Kathleen Fuentes, John McLean and Joseph Duronio or any of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Special Meeting of the Shareholders of the Fund to be held at the offices of SunAmerica Asset Management Corp., Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey 07311 at 9:00 a.m. (Eastern time), on Tuesday, September 15, 2009, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Meeting as marked, or if not marked, to vote “FOR” the Proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name appears on the records of the Fund and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

Date	072309_SIF_20425-1

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for SunAmerica High Yield Bond Fund

Shareholder Meeting to Be Held on September 15, 2009.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/sun20425

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ¢

The Board of Trustees of the Fund unanimously recommends a vote FOR the approval of the following Proposals.

		FOR	AGAINST	ABSTAIN

1.	TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN SUNAMERICA ASSET MANAGEMENT CORP. AND WELLINGTON MANAGEMENT COMPANY, LLP	☐	☐	☐

2.	TO APPROVE THE OPERATION OF THE FUND IN A MANNER CONSISTENT WITH THE EXEMPTIVE ORDER RECEIVED FROM THE SECURITIES AND EXCHANGE COMMISSION THAT WOULD PERMIT SUNAMERICA TO, AMONG OTHER THINGS, ENTER INTO OR AMEND SUBADVISORY AGREEMENTS WITH UNAFFILIATED SUBADVISERS UPON APPROVAL BY THE FUND’S BOARD OF TRUSTEES, BUT WITHOUT OBTAINING SHAREHOLDER APPROVAL	☐	☐	☐

3.	In the discretion of such proxies, to vote upon and otherwise represent the undersigned on such other business as may properly come before the meeting or any adjournment thereof.

072309_SIF_20425-1

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

3. Enter the 14-digit number located in the shaded box from your Proxy Card.

4. Follow the recorded or on-screen directions.

5. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	SUNAMERICA SENIOR FLOATING RATE FUND, INC.	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of SunAmerica Senior Floating Rate Fund, Inc., a Maryland corporation (the “Fund”), hereby appoints Kathleen Fuentes, John McLean and Joseph Duronio or any of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Special Meeting of the Shareholders of the Fund to be held at the offices of SunAmerica Asset Management Corp., Harborside Financial Center, 33rd Floor, 3200 Plaza 5, Jersey City, New Jersey 07311 at 9:00 a.m. (Eastern time), on Tuesday, September 15, 2009, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” the Proposals.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Meeting as marked, or if not marked, to vote “FOR” the Proposals, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

Note: Please sign exactly as name appears on the records of the Fund and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature(s)

Signature(s)

Date	072309_SIF_20425-2

YOUR VOTE IS VERY IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS

PROXY CARD IN THE

ENCLOSED ENVELOPE TODAY

Important Notice Regarding the Availability of Proxy Materials for SunAmerica Senior Floating Rate Fund, Inc.

Shareholder Meeting to Be Held on September 15, 2009.

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/sun20425

Please detach at perforation before mailing.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ¢

The Board of Directors of the Fund unanimously recommends a vote FOR the approval of the following Proposals.

		FOR	AGAINST	ABSTAIN

1.	TO APPROVE A NEW SUBADVISORY AGREEMENT BETWEEN SUNAMERICA ASSET MANAGEMENT CORP. AND WELLINGTON MANAGEMENT COMPANY, LLP	☐	☐	☐

2.	TO APPROVE THE OPERATION OF THE FUND IN A MANNER CONSISTENT WITH THE EXEMPTIVE ORDER RECEIVED FROM THE SECURITIES AND EXCHANGE COMMISSION THAT WOULD PERMIT SUNAMERICA TO, AMONG OTHER THINGS, ENTER INTO OR AMEND SUBADVISORY AGREEMENTS WITH UNAFFILIATED SUBADVISERS UPON APPROVAL BY THE FUND’S BOARD OF DIRECTORS, BUT WITHOUT OBTAINING SHAREHOLDER APPROVAL	☐	☐	☐

3.	In the discretion of such proxies, to vote upon and otherwise represent the undersigned on such other business as may properly come before the meeting or any adjournment thereof.

072309_SIF_20425-2